Exhibit 8


















                               ALADDIN PARTNERS, L.P.

                            LIMITED PARTNERSHIP AGREEMENT


                                   March 29, 1996







                                  TABLE OF CONTENTS

                                                                   Page


         ARTICLE 1   Formation of Partnership; Name and
                       Principal Office............................  3

              1.1    Formation.....................................  3
              1.2    Name, Registered Agent and Registered
                       Office......................................  3

         ARTICLE 2   Partners......................................  3

              2.1    General Partners..............................  3
              2.2    Limited Partners..............................  4

         ARTICLE 3   Purpose of Partnership........................  5

         ARTICLE 4   Term..........................................  6

         ARTICLE 5   Capital Contributions.........................  5

              5.1    Initial Contributions.........................  5
              5.2    Additional Capital Contributions..............  6
              5.3    Capital Accounts..............................  6
              5.4    Revaluation of Capital Accounts...............  7
              5.5    Interest on and Return of Capital.............  7
              5.6    Waiver of Right of Partition..................  7
              5.7    Valuation Adjustments.........................  8
























                                         (i)







         ARTICLE 6   Profits, Losses and Distributive Shares of
                       Tax Items...................................  8

         ARTICLE 7   Distributions to Partners.....................  9

              7.1    Determination of Cash Flow....................  9
              7.2    Distribution of Cash Flow.....................  9
              7.3    Distributions in Kind.........................  10

         ARTICLE 8   Management of Partnership.....................  10

              8.1    Authority of the General Partners.............  10
              8.2    Investment Advisors...........................  10
              8.3    Certain Sale and Investment Decisions.........  11
              8.4    Third Party Reliance..........................  11
              8.5    Limited Partners' Participation in
                       Management..................................  11

         ARTICLE 9   Investment Representations of Limited
                       Partners....................................  12

              9.1    Investment Intent.............................  12
              9.2    Unregistered Limited Partnership Interests....  12
              9.3    Nature of Investment..........................  12
              9.4    Legend on Agreement and Certificate...........  13

         ARTICLE 10  Power of Attorney.............................  13

              10.1   Grant of Power................................  13
              10.2   Irrevocability of Power.......................  14
























                                        (ii)







         ARTICLE 11  Banking and Custody of Assets.................  14

         ARTICLE 12  Accounting....................................  15

              12.1   Accounting Period.............................  15
              12.2   Method of Accounting..........................  15
              12.3   Financial and Operating Statements and
                       Tax Returns.................................  15
              12.4   Location of and Access to Books of
                       Account.....................................  16

         ARTICLE 13  Admission of Partners.........................  16

         ARTICLE 14  Transfer of Partnership Interests.............  16

              14.1   Transfer of Interest of Limited
                       Partner.....................................  16
              14.2   Substituted Limited Partner...................  17
              14.3   Transfer of Interest as General Partner.......  18
              14.4   Permitted Transfer of General Partner's
                       Interest....................................  18
              14.5   Excepted Transfers............................  19
              14.6   Possible Termination of Marriage of a
                       Partner.....................................  19

         ARTICLE 15  Withdrawals...................................  20

         ARTICLE 16  Dissolution, Liquidation and Termination of
                       Partnership.................................  20

























                                        (iii)







              16.1   Dissolving Events.............................  20
              16.2   Definitions...................................  21
              16.3   Method of Liquidation.........................  22
              16.4   Reasonable Time for Liquidation...............  23
              16.5   Date of Termination...........................  23

         ARTICLE 17  General Provisions............................  23

              17.1   Notices.......................................  23
              17.2   Modifications.................................  24
              17.3   Binding Effect................................  24
              17.4   Severability of Provisions....................  24
              17.5   Arbitration...................................  24
              17.6   Duplicate Originals...........................  26
              17.7   Construction..................................  26






































                                        (iv)







                          LIMITED PARTNERSHIP AGREEMENT
                                        OF
                              ALADDIN PARTNERS, L.P.


                   THIS LIMITED PARTNERSHIP AGREEMENT, made and entered

         into the ____ day of ___________, 1996, by and among ALAN S.

         LORBERBAUM, JEFFREY LORBERBAUM, MARK LORBERBAUM, SYLVESTER H.

         SHARPE, all individual residents of the State of Georgia, and

         SUZANNE L. HELEN, a resident of the State of Colorado; ASL Man-

         agement Corp., a Georgia corporation, MARK LORBERBAUM,

         SYLVESTER H. SHARPE and BARRY L. HOFFMAN, as trustees of the

         Jeffrey Lorberbaum Life Trust, dated December 21, 1989, JEFFREY

         LORBERBAUM, SYLVESTER H. SHARPE and BARRY L. HOFFMAN, as trust-

         ees of the Mark Lorberbaum Life Trust, dated December 21, 1989;

         _____________________________________________________________________
         THE LIMITED PARTNERSHIP INTERESTS IN ALADDIN PARTNERS, L.P.
         (THE "INTERESTS") ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER
         SET FORTH IN ARTICLE 14 OF THIS AGREEMENT.  THE INTERESTS HAVE
         BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER
         (i) THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED (THE "GEOR-
         GIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED IN SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED, (ii) UN-
         DER ANY OTHER STATE SECURITIES LAWS, OR (iii) UNDER THE UNITED
         STATES SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"). NEITHER THE INTERESTS NOR ANY PART THEREOF MAY BE OFFERED FOR
         SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT
         ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF
         ARTICLE 14 OF THIS AGREEMENT AND (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE GEORGIA ACT OR IN A TRANSAC-
         TION THAT IS EXEMPT FROM REGISTRATION UNDER THE GEORGIA ACT OR
         THAT IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT, (ii) PUR-
         SUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION THAT IS
         EXEMPT FROM REGISTRATION UNDER SUCH SECURITIES LAWS OR THAT IS OTHERWISE IN COMPLIANCE WITH SUCH SECURITIES LAWS, AND (iii)
         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FED-
         ERAL ACT OR IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION
         UNDER THE FEDERAL ACT OR THAT IS OTHERWISE IN COMPLIANCE WITH
         THE FEDERAL ACT.







         JEFFREY LORBERBAUM, SYLVESTER L. SHARPE and BARRY L. HOFFMAN,

         as trustees of the Suzanne L. Helen Life Trust, dated December

         21, 1989; MARK LORBERBAUM and BARRY L. HOFFMAN, as trustees of the Brian Lorberbaum Accumulation Trust, dated December 21,

         1989; MARK LORBERBAUM and BARRY L. HOFFMAN, as trustees of the

         Lauren A. Lorberbaum Accumulation Trust, dated December 21,

         1989; MARK LORBERBAUM and JEFFREY LORBERBAUM, as trustees of the Jan Erik Helen Accumulation Trust, dated December 21, 1989;

         and MARK LORBERBAUM and JEFFREY LORBERBAUM, as trustees of the

         Katherine N. Helen Accumulation Trust, dated December 21, 1989;



                               W I T N E S S E T H:

                   WHEREAS, the parties hereto desire to consolidate and

         maintain the continuity of ownership of the common stock of

         Mohawk Industries, Inc. by the Lorberbaum family and its busi-

         ness associates, and such family's ability to influence the affairs of such corporation by forming a limited partnership under the laws of the State of Georgia to hold and manage a substantial portion of such stock as hereinafter described; and

                   WHEREAS, the parties hereto desire to set forth

         herein their respective rights, duties and responsibilities with respect to such limited partnership;

                   NOW, THEREFORE, in consideration of the premises, and

         of the mutual promises, obligations and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:










                                    ARTICLE 1

               FORMATION OF PARTNERSHIP; NAME AND PRINCIPAL OFFICE

              1.1  Formation.  The parties hereto do hereby agree to and do hereby form a limited partnership under the Revised Uniform

         Limited Partnership Act of the State of Georgia (said limited partnership being hereinafter referred to as the "Partner-

         ship").

              1.2  Name, Registered Agent and Registered Office.  The

         name of the Partnership shall be ALADDIN PARTNERS L.P., its registered agent for service of process shall be ALAN S.

         LORBERBAUM, and the registered office of the Partnership shall be located at 822 Atkinson Drive, Dalton, Georgia 30720, or at such other place as the General Partners may from time to time designate.



                                    ARTICLE 2

                                     PARTNERS

              2.1  General Partners.  The general partners of the part-

         nership and their respective percentage interests in the part-

         nership as set forth opposite their names are:

                   GENERAL PARTNER          PERCENTAGE INTEREST

                   ASL Management Corp.           1.57292%

                   Jeffrey Lorberbaum             0.31250%

                   Mark Lorberbaum                0.31250%

                   Suzanne L. Helen               0.31250%

                   Sylvester H. Sharpe            0.10416%

                                                  2.61458%








         The general partners, together with such persons, firms or en-

         tities as may hereafter be admitted to the Partnership as sub-

         stitute or additional general partners, are referred to herein individually as a "General Partner" or collectively as the

         "General Partners".

              2.2  Limited Partners.  The limited partners of the Part-

         nership and their respective percentage interests in the part-

         nership as set forth opposite their names are:

                   LIMITED PARTNER                  PERCENTAGE INTEREST

         Alan S. Lorberbaum                             83.58848%

         Sylvester H. Sharpe                              .52083%

         Mark Lorberbaum, Sylvester H. Sharpe            3.41385%
         and Barry L. Hoffman, as trustees
         of the Jeffrey Lorberbaum Life Trust

         Jeffrey Lorberbaum, Sylvester H.                3.41385%
         Sharpe and Barry L. Hoffman, as
         trustees of the Mark Lorberbaum Life
         Trust

         Jeffrey Lorberbaum, Sylvester H.                3.41385%
         Sharpe and Barry L. Hoffman, as
         trustees of the Suzanne L. Helen
         Life Trust

         Mark Lorberbaum and Barry L. Hoffman,            .75864%
         as trustees of the Brian Lorberbaum
         Accumulation Trust

         Mark Lorberbaum and Barry L. Hoffman             .75864%
         as trustees of the Lauren A. Lorberbaum
         Accumulation Trust

         Mark Lorberbaum and Jeffrey Lorberbaum,          .75864%
         as trustees of the Jan Erik Helen
         Accumulation Trust

         Mark Lorberbaum and Jeffrey Lorberbaum,          .75864%
         as trustees of the Katherine N. Helen
         Accumulation Trust
                                                        97.38542%


         The limited partners, together with such persons, firms or en-

         tities as may hereafter be admitted to the Partnership as sub-

         stitute or additional limited partners, are referred to herein individually as a








         "Limited Partner" or collectively as the "Limited Partners."

         The General and Limited Partners are referred to herein

         collectively as the "Partners" and individually as a "Partner."



                                    ARTICLE 3

                              PURPOSE OF PARTNERSHIP

              The primary purpose of the Partnership shall be to invest

         and reinvest the property contributed to the Partnership or later acquired by the Partnership for current income production and for long term appreciation and to engage in such other ac-

         tivities and businesses as the General Partners, in their sole discretion, deem appropriate.  The Partnership shall also be authorized to purchase life insurance on the life of any part-

         ner and to lend money to any Partner of the Partnership, on such commercially reasonable terms as the General Partners, in their sole discretion, deem appropriate.



                                    ARTICLE 4

                                       TERM

              The term of the Partnership shall commence upon the filing for record of a Certificate of Limited Partnership for the

         Partnership in the office of the Secretary of State of the

         State of Georgia, and shall continue until the Partnership is dissolved, liquidated, and terminated pursuant to Article 16 hereof or, if sooner, until December 31, 2075.










                                    ARTICLE 5

                              CAPITAL CONTRIBUTIONS

              5.1  Initial Contributions.  Simultaneously with the ex-

         ecution hereof, each of the Partners has contributed the prop-

         erty set forth opposite such Partner's name on the Schedule attached hereto and incorporated herein by this reference (the

         "Schedule").  The agreed value of the property so contributed is also set forth on the Schedule, and such amounts shall be credited to the Partners' respective capital accounts pursuant to the provisions of Section 5.3 hereof.

              5.2  Additional Capital Contributions.  No Partner shall

         be required to make additional contributions to the Partner-

         ship.  No Partner shall be permitted to make additional contri-

         butions to the Partnership without the consent of the General

         Partners.  In the event of any such additional contribution,

         the amount of money contributed or  the agreed upon net fair market value of property contributed shall be credited to the capital account of the Partner making the contribution.

              5.3  Capital Accounts.  A separate capital account shall

         be maintained for each Partner, and such capital account, as of any particular date, shall be the sum of the following amounts:

                   (i) The amount of cash plus the agreed upon net fair market value (as of the date of contribution) of any other property that has been contributed by the Partner to the Partnership as of such date; plus

                  (ii) The aggregate amount of the Partnership's Net Profit that has been allocated to such Partner as of such date pursuant to Sections 5.4 and 6 hereof; minus

                 (iii) The aggregate amount of the Partnership's Net Loss that has been allocated to such Partner as of such date pursuant to Sections 5.4 and 6 hereof; minus

                  (iv) The sum of all distributions of cash and the agreed upon net fair market value (as of the date of dis-tribution) of any other property that has been distributed to such Partner by the Partnership as of such date.










         A Partner's capital account shall also be increased or de-

         creased as of such date for any items described in Treasury

         Regulation Section 1.704-1(b)(2)(iv) that are required to be reflected in such Partner's capital account under such

         regulation and which are not otherwise taken into account in computing such capital account under this Section 5.3.

              5.4  Revaluation of Capital Accounts.  The General Partner

         shall determine the fair market value as of each Valuation

         Date, as hereinafter defined, of each asset owned by the Part-

         nership at the opening of business on such Valuation Date, and the Partnership shall be deemed to have sold all of its assets for such value as of such Valuation Date.  Any gain or loss deemed to have been realized by the Partnership as a result of such deemed sale of its assets shall be treated as an ad-

         ditional item of Net Profit or Net Loss, as the case may be,

         and shall be allocated to the Partners as provided in Article 6 hereof.  "Valuation Date" shall mean for purposes of this

         Agreement any date designated by the General Partners, provided that on such date either:

                   (a)  a contribution is made to the capital of the

         Partnership by one or more Partners under Section 5.2 hereof other than contributions made by all of the Partners in propor-

         tion to their respective capital account balances as of such date, or

                   (b)  a distribution of cash or other property is made

         by the Partnership to one or more Partners under Article 7 hereof other than a distribution made to all of the Partners in proportion to their respective capital account balances as of such date.

              5.5  Interest on and Return of Capital.  Each Partner ac-

         knowledges that his return on his capital account will be lim-

         ited to allocations of Net Profit and Net Loss as set forth in

         Article 6 hereof, and except as otherwise provided in Article

         16 hereof, no Partner shall have the right to








         demand or to receive the return of the specific property

         contributed by that person to the capital of the Partnership.

              5.6  Waiver of Right of Partition.  Each of the Partners

         hereby waives and agrees not to exercise during the term of this Agreement any right he may have to cause the Partnership's property to be partitioned or divided among the Partners or to file a complaint or institute any proceeding at law or in eq-

         uity to cause the Partnership's property to be partitioned or otherwise divided among the Partners.

              5.7  Valuation Adjustments.  The value of any property

         contributed to the Partnership under Sections 5.1 or 5.2,

         above, shall be adjusted for all purposes of this Agreement to reflect any value determined in a final valuation report ob-

         tained or accepted by the Partnership in connection with the contribution.



                                    ARTICLE 6

               PROFITS, LOSSES AND DISTRIBUTIVE SHARES OF TAX ITEMS

              For purposes of this Agreement, the Partnership's Net

         Profit or Net Loss, as the case may be, for each taxable year of the Partnership shall be an amount equal to the

         Partnership's taxable income or loss for such year as deter-

         mined under Internal Revenue Code ("I.R.C.") Section 703(a),

         except that such Net Profit or Net Loss shall be computed as if items of tax-exempt income and nondeductible, noncapital

         expenditures (under I.R.C. Sections 705(a)(1)(B) and

         705(a)(2)(B)) realized and incurred by the Partnership during such taxable year were included in the computation of taxable income or loss.  The Partnership's Net Profit or Net Loss, as the case may be, for each taxable year of the Partnership and each item of income, gain, loss, deduction or credit of the








         Partnership for federal or state income tax purposes shall be allocated to the Partners in proportion to the balances

         standing in their respective capital accounts as of the

         beginning of the year; provided, however, that such allocations among the Partners with respect to periods within the taxable year shall be made in a manner the General Partners determine is appropriate to reflect any substantial change in the

         proportionate capital account balances of the Partners during the taxable year; and provided further, however, that taxable gain or loss recognized by the Partnership with respect to the sale or exchange of property contributed by the Partners to the

         Partnership shall be allocated solely to the Partner who con-

         tributed the property (or to such partner's assignee) or in an amount equal to the difference between the agreed value and the tax basis of the property at the time of its contribution.



                                    ARTICLE 7

                            DISTRIBUTIONS TO PARTNERS

              7.1  Determination of Cash Flow.  The cash flow of the

         Partnership shall be determined annually as of the end of each calendar year and shall consist of all cash or cash equivalents of the Partnership on hand on the last day of the year, less any reserves reasonably deemed necessary by the General Partner for:

                   (a)  distribution to Partners under Section 8.3

         hereof;

                   (b)  the payment of any debts or liabilities of the

         Partnership;

                   (c)  the working capital requirements of the Partner-

         ship;

                   (d)  capital improvements to the property of the

         Partnership; or

                   (e)  any contingent or unforeseen liabilities of the

         Partnership.










              7.2  Distribution of Cash Flow.  The cash flow of the

         Partnership for each calendar year, as determined under Section

         7.1 above, may be distributed by the Partnership to the Part-

         ners, at such times, and in such amounts, as the General Part-

         ners may determine, in proportion to the positive balances, if any, standing in the Partners' respective capital accounts as of the beginning of such year.  The General Partners may, dur-

         ing the course of a calendar year, make an advance distribution to a Partner of the Partnership cash flow for the year, deter-

         mined on an interim basis.  Any such distribution shall be treated as a noninterest-bearing loan to the Partner receiving the distribution and shall be repayable to the Partnership on demand.

              7.3  Distributions in Kind.  Distributions in kind of the

         property of the Partnership, in liquidation or otherwise, shall be made by the Partnership to the Partners at such times, in such amounts, and at a value of such property as may be deter-

         mined from time to time by the General Partners.  Prior to the

         Partnership's making a distribution in kind, the difference between the value of the property to be distributed and its book value shall be credited or charged, as appropriate, to the

         Partners' capital accounts in proportion to their respective positive capital account balances, if any, as of such time, and upon distribution of the property its value shall be charged to the capital accounts of the Partners receiving the distribu-

         tion.



                                    ARTICLE 8

                            MANAGEMENT OF PARTNERSHIP

              8.1  Authority of the General Partners.  Except as other-

         wise specifically provided in this Agreement, all decisions relating to the business and affairs of the Partnership and all








         designations and elections required or permitted to be made by the Partnership under this Agreement shall be made by a ma-

         jority in interest of the General Partners.

              8.2  Investment Advisors.  The General Partners shall be

         authorized to engage investment advisors for the Partnership and to delegate to them full power and authority to decide upon and to order sales of Partnership property and to decide upon and to order purchases of assets by the Partnership.  Any such delegation of authority may be general or may contain such con-

         ditions and restrictions as may be determined by the General

         Partners.

              8.3  Certain Sale and Investment Decisions.  Each Partner

         acknowledges that taxable income or loss will be allocated to him individually upon a sale by the Partnership of property he has contributed to the Partnership to reflect any difference between his basis in the property and its fair market value at the time of the contribution.  Any such sale of contributed property shall be a sale of property consisting pro rata of amounts of property contributed by each Partner of the Partner-

         ship, and each Partner hereby consents to such pro rata sales of contributed property.  The Partners agree that the Partner-

         ship shall distribute sufficient cash to each Partner who so requests to enable him to pay when due his state and federal income tax liabilities arising from sales of Partnership prop-

         erty, and the General Partners shall retain in cash or cash equivalents a sufficient amount of the proceeds from any sale of Partnership property to provide for such distributions.

              8.4  Third Party Reliance.  No person dealing with the

         Partnership shall be required to inquire into the authority or capacity of the General Partners to act on behalf of the Part-

         nership or to bind the Partnership, but any such person shall be entitled to rely entirely on action taken on behalf of the

         Partnership through a written instrument signed by the General

         Partners, including, without limitation, action taken to del-

         egate investment authority pursuant to Section 8.2 hereof.










              8.5  Limited Partners' Participation in Management.  The

         Limited Partners, in their capacity as such, shall not partici-

         pate in the management of the Partnership and shall have no right or authority to act for or bind the Partnership or the

         Partners.



                                    ARTICLE 9

                  INVESTMENT REPRESENTATIONS OF LIMITED PARTNERS

              9.1  Investment Intent.  Each Limited Partner does hereby

         represent and warrant to the Partnership and to the General

         Partners that he has acquired his interest in the Partnership for investment solely for his own account, with the intention of holding such interest for investment, without any intention of participating directly or indirectly in any distribution of any portion of such interest, and without the financial par-

         ticipation of any other person in acquiring his interest in the

         Partnership.

              9.2  Unregistered Limited Partnership Interests.  Each

         Limited Partner does hereby acknowledge that he is aware that his interest in the Partnership has not been registered (a)

         under the Securities Act of 1933, as amended (the "Federal

         Act"), or (b) under any state securities laws.  Each Limited

         Partner further understands and acknowledges that his represen-

         tations and warranties contained in this Article 9 are being relied upon by the Partnership and by the General Partners as the basis for the exemption of the Limited Partners' interests in the Partnership from the registration requirements of the

         Federal Act and from the registration requirements of other applicable state securities laws.  Each Limited Partner further acknowledges that the Partnership will not and has no obliga-

         tion to recognize any sale, transfer or assignment of all or any part of








         his interest in the Partnership as a Limited Partner to any person unless and until the provisions of Article 14 hereof have been fully satisfied.

              9.3  Nature of Investment.  Each Limited Partner hereby

         acknowledges that prior to his execution of this Agreement, he has received a copy of this Agreement and a copy of the Cer-

         tificate of Limited Partnership of the Partnership and that he has examined such documents or caused such documents to be ex-

         amined by his representative or attorney.  Each Limited Partner hereby further acknowledges that he or his attorney is familiar with this Agreement, with the Certificate of Limited Partner-

         ship of the Partnership, and with the Partnership's intention to invest and reinvest its assets in such manner as the General

         Partners determine, subject to the limitations hereinabove set forth.  Each Limited Partner further acknowledges that he does not desire any further information or data relating to the

         Partnership, its assets or the General Partners.  Each Limited

         Partner hereby acknowledges that he understands that the pur-

         chase of his interest in the Partnership is a speculative in-

         vestment involving a high degree of risk and does hereby repre-

         sent that he has a net worth sufficient to bear the economic risk of investing in the Partnership and to justify his invest-

         ing in a highly speculative venture.

              9.4  Legend on Agreement and Certificate.  Each Limited

         Partner hereby acknowledges and agrees that the legend reflect-

         ing the restrictions imposed on the transfer of his interest in the Partnership pursuant to Article 14 hereof, under the Fed-

         eral Act and under any state securities law shall be placed on the first page of this Agreement and on the first page of the

         Certificate of Limited Partnership of the Partnership.












                                    ARTICLE 10

                                POWER OF ATTORNEY

              10.1  Grant of Power.  Each Limited Partner does hereby

         irrevocably constitute and appoint the General Partners as his true and lawful agents and attorneys-in-fact, in his name,

         place and stead, to make, execute, consent to, swear to, ac-

         knowledge, record and file:

                   (a)  A Certificate of Limited Partnership under the

         applicable laws of the State of Georgia and under the ap-

         plicable laws of any other jurisdiction in which the General

         Partners deem such filing to be necessary or desirable;

                   (b)  Any and all amendments or modifications to said

         Certificate which may be deemed necessary or appropriate by the

         General Partners; and

                   (c)  All certificates and other instruments which may

         be required to effectuate the dissolution and termination of the Partnership pursuant to the provisions of this Agreement.

              10.2  Irrevocability of Power.  It is expressly under-

         stood, intended and agreed by each Limited Partner for himself,

         his successors and assigns, that the grant of the power of at-

         torney to the General Partners pursuant to Section 10.1 above is coupled with an interest, is irrevocable and shall survive the death or legal incompetency of the Limited Partner or the assignment of his interest in the Partnership.



                                    ARTICLE 11

                          BANKING AND CUSTODY OF ASSETS

              The funds of the Partnership shall be kept in one or more

         separate bank accounts in the name of the Partnership in such banks or other federally insured depositories as may be










         designated by the General Partners or shall otherwise be

         invested in the name of the Partnership in such manner and upon such terms and conditions as may be designated by the General

         Partners.  All withdrawals from any such bank accounts or

         investments established by the Partners hereunder shall be made on such signature or signatures as may be designated by the

         General Partners.  The funds and other assets of the

         Partnership may also be held in an account with such brokerage firms as may be designated by the General Partners.



                                    ARTICLE 12

                                    ACCOUNTING

              12.1  Accounting Period.  The annual accounting period of

         the Partnership shall end on the last day of the calendar year.

              12.2  Method of Accounting.  The Partnership's books of

         account shall be maintained, and its income, gains, losses, and deductions shall be determined and accounted for, in accordance with such method of accounting as may be adopted for the Part-

         nership for federal income tax purposes, and for purposes of this Agreement, the Partnership shall account for each and ev-

         ery item of its income, gain, loss and deduction in the same manner as it accounts for each such item for income tax pur-

         poses.

              12.3  Financial and Operating Statements and Tax Returns.

         At the close of each taxable year of the Partnership, the Part-

         nership shall have unaudited financial statements prepared and distributed to each Partner.  Such financial statements shall reflect the results of the operations of the Partnership for such year, the unpaid  balance due on all obligations of the

         Partnership, each Partner's share of the Net Profit or Net Loss of the Partnership for such year, each Partner's










         distributive share of all tax items of the Partnership for such year, and all other information as may be required to enable each Partner to prepare his federal, state and local income tax returns in accordance with all then applicable laws, rules and regulations.  The Partnership also shall cause to be prepared and filed all federal, state and local income tax returns

         required of the Partnership for each taxable year.

              12.4  Location of and Access to Books of Account.  The

         Partnership's books of account shall be kept at such locations as may be designated by the General Partners, and each Partner shall at all times have access thereto.



                                    ARTICLE 13

                              ADMISSION OF PARTNERS

              Except as otherwise provided in Article 14 hereof, no per-

         son, firm, corporation or other entity shall be admitted to the

         Partnership as either a general or a limited partner without the consent of the General Partners.



                                    ARTICLE 14

                        TRANSFER OF PARTNERSHIP INTERESTS

              14.1  Transfer of Interest of Limited Partner.  Each of

         the Limited Partners hereby covenants and agrees that he will not sell, assign, transfer, mortgage, pledge, encumber, hypoth-

         ecate or otherwise dispose of all or any part of his interest in the Partnership to any person, firm, corporation or other entity without first having obtained the written consent of the

         General Partners to any such proposed disposition.  In the event a Limited Partner transfers all or










         any part of his interest in the Partnership after having first obtained such written consent, such transfer shall be valid and effective only if the transferring Limited Partner and his transferee:

                   (a)  execute, acknowledge and deliver to the General

         Partners such instruments of transfer and assignment as are in form and substance satisfactory to the General Partners; and

                   (b)  furnish to the General Partners such assurances

         as they may request, including, without limitation, an opinion of counsel, which opinion and which counsel are satisfactory to the General Partners, that the transferring Limited Partner's interest in the Partnership has been registered for sale under the Securities Act of 1933, as amended, and under all ap-

         plicable state securities laws, or that registration under the

         Securities Act of 1933 and under all applicable state securi-

         ties laws is not required.

              14.2  Substituted Limited Partner.

                   (a)  In the event a Limited Partner transfers all or

         any part of his interest in the Partnership in compliance with the provisions of Section 14.1, above, the transferee of such

         Limited Partner shall have the right to become a substituted

         Limited Partner of the Partnership, provided that:

                   (i) the transferring Limited Partner has given his transferee such right;

                  (ii) the transferring Limited Partner and his trans-feree execute and deliver such instruments as the General Partners deems necessary or desirable to effect such sub-stitution;

                 (iii) such transferee accepts and agrees in writing to be bound by all of the terms and provisions of this Agree-ment;

                  (iv) such transferee pays all reasonable expenses connected with such substitution; and










                   (v)  the General Partners consent to the substitution of

              such transferee as a substituted Limited Partner.

                   (b)  A deceased Limited Partner shall be deemed to have

         given his successor in interest the right to become a substituted

         Limited Partner, provided such successor in interest is a member of the class described in Section 14.5(b) hereof.

              14.3  Transfer of Interest as General Partner.  Each General

         Partner covenants and agrees that he will not sell, assign, trans-

         fer, mortgage, pledge, encumber, hypothecate or otherwise dispose of all or any part of his interest in the Partnership as General

         Partner to any person, firm, corporation or other entity without first having obtained the unanimous written consent of all of the

         Partners to any such proposed disposition.

              14.4  Permitted Transfer of General Partner's Interest.  In

         the event a General Partner transfers full and complete ownership of all or any portion of his interest in the Partnership as Gen-

         eral Partner in compliance with the provisions of Section 14.3 above, the Partnership shall continue, and the transferee of such interest shall be admitted to the Partnership as a General Partner with the same interest in Partnership Net Profit or Net Loss, tax items, capital and distributions, the same obligations with re-

         spect to contributions to the capital of the Partnership, and the same rights and obligations to participate in the management of the Partnership, as the transferring General Partner had with re-

         spect to the transferred interest in the Partnership; provided,

         however, that any such transferee shall be subject to the terms and conditions of this Agreement and shall promptly execute and deliver to the Partnership such documents as may be necessary or appropriate, in the opinion of counsel to the Partnership, to re-

         flect such transferee's








         admission to the Partnership as a General Partner and his

         agreement to be bound by all of the terms and conditions of this

         Agreement.

              14.5  Excepted Transfers.  Notwithstanding any other provi-

         sion of this Agreement to the contrary, if:

                   (a)  the interest of a General Partner or of a Limited

         Partner in the Partnership is transferred by gift, as a result of the death or legal incompetency of a Partner, or upon distribution to a beneficiary of a trust that is a Partner, whether such dis-

         tribution is by operation of law or otherwise; and

                   (b)  the transferee is a member of the class consisting

         of:

                   (i) Alan S. Lorberbaum, Shirley J. Lorberbaum, or Sylvester H. Sharpe, their descendants and any trust cre-ated and existing for the primary benefit of one or more such descendants;

                  (ii) a trust established for the primary benefit of a spouse of a descendant of Alan S. Lorberbaum, Shirley J. Lorberbaum, or Sylvester H. Sharpe where such spouse does not possess a power of appointment or other power of dis-position over the property in such trust, other than a power exercisable only in favor of descendants of Alan S. Lorberbaum, Shirley J. Lorberbaum or Sylvester H. Sharpe, and where the remainder interest in such trust shall in all events be distributed to persons or trusts described in the immediately preceding clause (i) or to trusts de-scribed in this clause (ii); and

                 (iii) upon the death of any Partner, his duly quali-fied and acting personal representatives, provided that all persons or trusts who are to receive any part of the Partnership interest under the terms of such Partner's Will or under the applicable laws of intestate succession are persons or trusts described in clauses (i) and (ii) of this paragraph (b), the transfer shall be valid, whether the interest transferred is the interest of a General Partner or of a Limited Partner,

          and in either case, the transferee shall be admitted as a sub-

          stituted Limited Partner on the terms and conditions of this

          Article 14, but without the requirement of the consent of the

          General Partners.










              14.6  Possible Termination of Marriage of a Partner.  Not-

          withstanding any other provision of this Agreement to the con-

          trary, the interest of a Partner in the Partnership shall not be transferred to the spouse of that Partner or to a trust for the benefit of such spouse at any time the Partner and his spouse are legally separated or either of them has retained legal counsel in connection with a possible termination of their marriage.  The Partnership shall have the right, but not the obligation, to purchase the interest of a Partner in the

          Partnership for fifty percent (50%) of the capital account then represented by such interest if such partner becomes le-

          gally separated from his spouse or if such partner or his

          spouse retains legal counsel in connection with the possible termination of their marriage.  The Partnership may make pay-

          ment for any such interest in equal annual installments, with-

          out interest, over a period not exceeding thirty (30) years.



                                    ARTICLE 15

                                    WITHDRAWALS


              Each General Partner covenants and agrees that he will not withdraw or retire from the Partnership except as a result of a permitted transfer of his entire interest in the Partnership as a General Partner pursuant to Sections 14.3, 14.4 or 14.5

         hereof, and that he will carry out his duties and responsi-

         bilities hereunder until the Partnership is dissolved, liqui-

         dated and terminated pursuant to Article 16 hereof.










                                    ARTICLE 16

             DISSOLUTION, LIQUIDATION AND TERMINATION OF PARTNERSHIP

              16.1  Dissolving Events.  The Partnership shall be dis-

         solved, liquidated and terminated upon the happening of any of the following events:

                   (a)  The election by all of the General Partners to

         terminate the Partnership;

                   (b)  The happening of a "Defaulting Event" (as de-

         fined in Section 16.2(a) hereof); or

                   (c)  The happening of a "Disabling Event" (as defined

         in Section 16.2(b) hereof), unless:

                   (i) there is any other acting General Partner will-ing to continue the Partnership and to act as General Partner; or

                  (ii) within the ninety (90) day period immediately following the happening of such Disabling Event, the Lim-ited Partners unanimously consent to continue the Partner-ship and elect a new General Partner. Upon such consent to continue the Partnership, the personal representative or beneficiary of the disabled General Partner shall suc-ceed to such Partner's interest in the Partnership in the same manner and on the same terms as provided in Section
              14.4 hereof; provided, however, that the interest of the disabled General Partner shall thereupon be converted to the interest of a Limited Partner in the Partnership.

              16.2  Definitions.  For purposes of this Agreement, the

         following terms shall have the following meanings:

                   (a)  Defaulting Event.  The term "Defaulting Event"

         shall mean:

                   (i) a general assignment by the Partnership or by a General Partner for the benefit of creditors;

                  (ii) the appointment of a receiver, trustee or custo-dian for all or any substantial part of the property and assets of the Partnership or of a General Partner;









                 (iii) the entry of an order for relief under Title XI of the United States Code, as amended from time to time, against the Partnership or against a General Partner, or any other judgment or decree entered against the Partner-ship or against a General Partner by any court of compe-tent jurisdiction (which order or decree continues un-stayed and in effect for a period of sixty (60) consecu-tive days) in any involuntary proceeding against the Part-nership or against a General Partner under present or fu-ture federal bankruptcy laws or under any other applicable bankruptcy, insolvency, or other laws respecting debtor's rights; or

                  (iv) the commencement by the Partnership or by a Gen-eral Partner of any voluntary proceeding under present or future federal bankruptcy laws or under any other ap-plicable bankruptcy, insolvency, or other laws respecting debtor's rights.

                   (b)  Disabling Event.  The term "Disabling Event"

         shall mean:


                   (i)  the death of a General Partner; or

                  (ii) a determination by a court of competent juris-diction that a General Partner is legally incompetent.

              16.3  Method of Liquidation.  Upon the happening of any of the events specified in Section 16.1 above that require the

         Partnership to be dissolved, liquidated and terminated, all of the Partnership's assets shall be applied and distributed in the following manner and in the following order of priority:

                   (a)  To the payment of the debts and liabilities of

         the Partnership and to the expenses of liquidation in the order of priority as provided by law; then to

                   (b)  The establishment of any reserves which the Gen-

         eral Partners deem necessary for any contingent or unforeseen liabilities or obligations of the Partnership; provided, how-

         ever, that any such reserves shall be paid over to a bank or other designated agent to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obliga-

         tions and, at the expiration of such period as the Partners deem advisable, of distributing the balance of such reserves in the manner hereinafter provided in this Section; then to










                   (c)  The repayment of any liabilities or debts, other

         than capital accounts, of the Partnership to any of the Part-

         ners; then to

                   (d)  The Partners in proportion to the positive bal-

         ances, if any, then standing in their respective capital ac-

         counts.   16.4  Reasonable Time for Liquidation.  A reasonable

         time shall be allowed for the orderly liquidation of the

         Partnership's assets pursuant to Section 16.3 above in order to minimize the losses normally attendant upon such a liquidation.

              16.5  Date of Termination.  The Partnership shall termi-

         nate when all of its assets shall have been applied and dis-

         tributed in accordance with the provisions of Section 16.3 above.  The establishment of any reserves in accordance with the provisions of Section 16.3 above shall not have the effect of extending the term of the Partnership, but any such reserves shall be distributed in the manner provided in such Section upon expiration of the period of such reserve.



                                    ARTICLE 17

                                GENERAL PROVISIONS

              17.1  Notices.  Except as otherwise specifically provided

         herein, whenever any notice or other communication is required or permitted to be given hereunder, such notice or other com-

         munication shall be in writing and shall be (as elected by the party giving such notice)

                   (a)  delivered in person; or

                   (b)  sent by U.S. registered or certified mail, re-

         turn receipt requested, postage prepaid to the person to whom the notice is intended to be given at the address he has previ-

         ously furnished in writing to the Partnership or to his last known address.  Any notice or other








         communication delivered in person shall be deemed effectively given when delivered, and any notice or other communication mailed as hereinabove provided shall be deemed effectively given on the date of mailing.

              17.2  Modifications.  No change or modification of this

         Agreement shall be valid or binding, nor shall any term or con-

         dition of this Agreement be considered waived by a Partner,

         unless the change, modification or waiver is in writing and is signed by all of the Partners.  Notwithstanding the foregoing,

         an amendment to this Agreement shall be valid and binding on all Partners if its purpose is to reflect the admission of a new Partner or the transfer of an interest in the Partnership,

         and it is signed by the General Partners and, as the case may be, the newly admitted Partner or the transferor and transferee

         Partners.

              17.3  Binding Effect.  This Agreement shall inure to the

         benefit of and shall be binding upon the Partners and their respective legal representatives, transferees, heirs, succes-

         sors and assigns.

              17.4  Severability of Provisions.  Any provision of this

         Agreement which is prohibited or unenforceable in any jurisdic-

         tion shall, as to such jurisdiction, be ineffective to the ex-

         tent of the prohibition or unenforceability without invalidat-

         ing the remaining provisions hereof or affecting the validity or enforceability of the provision in any other jurisdiction.

              17.5  Arbitration.

                   (a)  Agreement to Arbitrate.  Any controversy, dis-

         pute or claim arising out of or relating to this Agreement or any transaction hereunder shall be settled by a single arbitra-

         tor appointed in accordance with this Section 17.5.  This

         agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the state in which the arbi-

         tration is convened.










                   (b)  Procedure.  The arbitration shall be conducted

         in accordance with the Commercial Arbitration Rules of the

         American Arbitration Association (the "AAA") then in effect.

         The party desiring the arbitration (the "Claimant") shall give to the other party or parties (the "Respondent") written notice of the Claimant's desire to arbitrate, specifying the questions to be arbitrated and naming an arbitrator agreeable to the

         Claimant.  Within a reasonable time thereafter, not exceeding thirty (30) days, the Respondent shall give in like manner written notice, specifying any additional questions to be arbi-

         trated and either agreeing to the arbitrator named by the

         claimant or naming an alternate arbitrator.  If the parties are unable to agree on an arbitrator within thirty (30) days there-

         after, the parties shall immediately notify the AAA and the AAA shall appoint the arbitrator in accordance with its then exist-

         ing rules for appointment of an arbitrator from the AAA's Na-

         tional Panel of Commercial Arbitrators.  The arbitration shall be conducted in the state in which the Respondent is domiciled at the time the arbitration is convened.  The award rendered by the arbitrator shall be final, and judgment may be entered upon the award in any court having jurisdiction of the matter.

                   (c)  Enforcement.  For the purpose of enforcing any

         arbitration award granted herein or enforcing any other provi-

         sions or rights hereunder, the parties hereby agree and consent to in personam jurisdiction in the courts of the State of Geor-

         gia or the domicile of any party at the time of such enforce-

         ment, at the selection of the person instituting such enforce-

         ment.

                   (d)  Costs.  As a part of the arbitration award and

         in addition to such other relief as may be granted, the pre-

         vailing party in the arbitration proceeding shall be entitled to the costs of arbitration, including reasonable attorneys'

         fees as determined by the arbitrator, together with any costs,

         including reasonable attorneys' fees as determined by the

         court, incurred by the








         prevailing party in court enforcement of the arbitration award after it is rendered by the arbitrator. If any party

         voluntarily dismisses a claim or counterclaim, the other party shall be considered the prevailing party with respect to such claim or counterclaim.

              17.6  Duplicate Originals.  For the convenience of the

         Partners, any number of counterparts hereof may be executed,

         and each such counterpart shall be deemed to be an original instrument.

              17.7  Construction.  This Agreement shall be interpreted

         and construed in accordance with the laws of the State of Geor-

         gia.  The titles of the Articles, Sections and Subsections herein have been inserted as a matter of convenience of refer-

         ence only and shall not control or affect the meaning or con-

         struction of any of the terms or provisions herein.





                                       [SIGNATURES BEGIN ON NEXT PAGE]


























                   IN WITNESS WHEREOF, the parties hereto have executed,

         sealed, and delivered this Agreement effective as of the date first above written.



                                       GENERAL PARTNERS

                                       ASL MANAGEMENT CORP.



                                       /s/ Alan S. Lorberbaum
                                       By:  Alan S. Lorberbaum
                                       Title:  President

         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Jeffrey Lorberbaum
                                       JEFFREY LORBERBAUM
         Signed, sealed and delivered
         in my presence this 4th
         day of April, 1996

         /s/ James Fowler
         Unofficial Witness

         /s/ Cheryl W.Lindsy
         Notary Public

         My Commission Expires:

           [Notary Public Seal]













                                  /s/ Mark Lorberbaum
                                       MARK LORBERBAUM
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ S.E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Suzanne L. Helen
                                       SUZANNE L. HELEN
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Genny Salazer
         Unofficial Witness

         /s/ Ena E. Fletcher
         Notary Public

         My Commission Expires:

                  9-15-97


                                       /s/ Sylvester H. Sharpe
                                       SYLVESTER H. SHARPE
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria J. Gile
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]











                                       LIMITED PARTNERS


                                       /s/ Alan S. Lorberbaum
                                       ALAN S. LORBERBAUM
         Signed, sealed and delivered
         in my presence this 29th
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Sylvester H. Sharpe
                                       SYLVESTER H. SHARPE
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]

























                                       JEFFREY LORBERBAUM LIFE TRUST


                                       /s/ Mark Lorberbaum
                                       Mark Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Sylvester H. Sharpe
                                       Sylvester H. Sharpe, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Barry L. Hoffman
                                       Barry L. Hoffman, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Pamela R. Lee
         Unofficial Witness

         /s/ Jessie G. Foster
         Notary Public

         My Commission Expires:

                  7-22-98










                                       MARK LORBERBAUM LIFE TRUST


                                       /s/ Jeffrey Lorberbaum
                                       Jeffrey Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 4th
         day of April, 1996

         /s/ Janean Fowler
         Unofficial Witness

         /s/ Cheryl W. Lindsey
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Sylvester H. Sharpe
                                       Sylvester H. Sharpe, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Barry L. Hoffman
                                       Barry L. Hoffman, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Pamela R. Lee
         Unofficial Witness

         /s/ Jessie G. Foster
         Notary Public

         My Commission Expires:

                  7-22-98










                                       SUZANNE L. HELEN LIFE TRUST


                                       /s/ Jeffrey Lorberbaum
                                       Jeffrey Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 4th
         day of April, 1996

         /s/ Janean Fowler
         Unofficial Witness

         /s/ Cheryl W. Lindsey
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Sylvester H. Sharpe
                                       Sylvester H. Sharpe, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Gloria Giles
         Unofficial Witness

         /s/ Diane Wade
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Barry L. Hoffman
                                       Barry L. Hoffman, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Pamela R. Lee
         Unofficial Witness

         /s/ Jessie G. Foster
         Notary Public

         My Commission Expires:

                  7-22-98










                                       BRIAN LORBERBAUM
                                       ACCUMULATION TRUST


                                       /s/ Mark Lorberbaum
                                       Mark Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Barry L. Hoffman
                                       Barry L. Hoffman, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Pamela R. Lee
         Unofficial Witness

         /s/ Jessie G. Foster
         Notary Public

         My Commission Expires:

                  7-22-98




















                                       LAUREN A. LORBERBAUM
                                       ACCUMULATION TRUST


                                       /s/ Mark Lorberbaum
                                       Mark Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Barry L. Hoffman
                                       Barry L. Hoffman, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ Pamela R. Lee
         Unofficial Witness

         /s/ Jessie G. Foster
         Notary Public

         My Commission Expires:

                  7-22-98
























                                       JAN ERIK HELEN
                                       ACCUMULATION TRUST


                                       /s/ Mark Lorberbaum
                                       Mark Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Jeffrey Lorberbaum
                                       Jeffrey Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 4th
         day of April, 1996

         /s/ Janean Fowler
         Unofficial Witness

         /s/ Cheryl W. Lindsey
         Notary Public

         My Commission Expires:

           [Notary Public Seal]























                                       KATHERINE N. HELEN
                                       ACCUMULATION TRUST


                                       /s/ Mark Lorberbaum
                                       Mark Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 29
         day of March, 1996

         /s/ E. Connell
         Unofficial Witness

         /s/ Roberta Sabella
         Notary Public

         My Commission Expires:

           [Notary Public Seal]


                                       /s/ Jeffrey Lorberbaum
                                       Jeffrey Lorberbaum, Trustee
         Signed, sealed and delivered
         in my presence this 4th
         day of April, 1996

         /s/ Janean Fowler
         Unofficial Witness

         /s/ Cheryl W. Lindsey
         Notary Public

         My Commission Expires:

           [Notary Public Seal]
























                                     SCHEDULE


                                     Property                 Fair Market
                                   Contributed                   Value

     General Partners

     ASL Management Corp.          151,000 shares of Mohawk
                                   Industries, Inc.

     Jeffrey Lorberbaum            30,000 shares of Mohawk
                                   Industries, Inc.

     Mark Lorberbaum               30,000 shares of Mohawk
                                   Industries, Inc.

     Suzanne L. Helen              30,000 shares of Mohawk
                                   Industries, Inc.

     Sylvester H. Sharpe           10,000 shares of Mohawk
                                   Industries, Inc.


     Limited Partners

     Alan S. Lorberbaum            8,024,494 shares of Mohawk
                                   Industries, Inc.

     Sylvester H. Sharpe           50,000 shares of Mohawk
                                   Industries, Inc.

     Mark Lorberbaum, Jack Sharpe  327,730 shares of Mohawk
     and Barry L. Hoffman, as      Industries, Inc.
     trustees of the Jeffrey
     Lorberbaum Life Trust

     Jeffrey Lorberbaum, Jack      327,730 shares of Mohawk
     Sharpe and Barry L. Hoffman,  Industries, Inc.
     as trustees of the Mark
     Lorberbaum Life Trust

     Jeffrey Lorberbaum, Jack      327,730 shares of Mohawk
     Sharpe and Barry L. Hoffman,  Industries, Inc.
     as trustees of the Suzanne
     L. Helen Life Trust

     Mark Lorberbaum and Barry     72,829 shares of Mohawk
     Hoffman, as trustees of the   Industries, Inc.
     Brian Lorberbaum Accumulation
     Trust



                                     Property                 Fair Market
                                   Contributed                   Value


     Mark Lorberbaum and Barry L.  72,829 shares of Mohawk
     Hoffman, as trustees of the   Industries, Inc.
     Lauren A. Lorberbaum
     Accumulation Trust

     Mark Lorberbaum and Jeffrey   72,829 shares of Mohawk
     Lorberbaum, as trustees of    Industries, Inc.
     the Jan Erik Helen Accumula-
     tion Trust

     Mark Lorberbaum and Jeffrey   72,829 shares of Mohawk
     Lorberbaum, as trustees of    Industries, Inc.
     the Katherine N. Helen
     Accumulation Trust








































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